UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2009

TYCO ELECTRONICS LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Second Floor, 96 Pitts Bay Road

Pembroke, HM 08, Bermuda

(Address of Principal Executive Offices, including Zip Code)

441-294-0607

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information disclosed in Item 7.01 of this Current Report on Form 8-K is furnished and incorporated by reference in this Item 2.02.  The financial information referred to therein is furnished as Exhibit 99.1 and Exhibit 99.2 to this report and incorporated by reference in this Item 2.02.

ITEM 7.01                                       REGULATION FD DISCLOSURE

Effective January 1, 2009, Tyco Electronics Ltd. (the “Company”) established the Specialty Products Group from its existing businesses.  The results of this new organization will be reported as a separate reporting segment in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 27, 2009. This new segment is comprised of the Medical Products, Circuit Protection, Touch Systems, and Aerospace, Defense, and Marine businesses which were formerly reported in the Electronics Components segment. The Company has reclassified prior period segment results to reflect the new segment reporting structure.

The unaudited financial information furnished with this report and incorporated by reference includes the consolidated and combined segment results and the consolidated and combined adjusted income (loss) from operations by segment of the Company for the fiscal quarters ended December 26, 2008, September 26, 2008, June 27, 2008, March 28, 2008, and December 28, 2007, and for the fiscal years ended September 26, 2008 and September 28, 2007, along with the reconciliation of non-GAAP financial measures to GAAP financial measures for adjusted income (loss) from operations by segment.

Non-GAAP Measure

The Company has presented its income (loss) before unusual items including charges related to legal settlements, restructuring costs, impairment charges and other income or charges (“adjusted income (loss) from operations”).  Adjusted income (loss) from operations is a non-GAAP measure and should not be considered a replacement for GAAP results. The Company utilizes adjusted income (loss) from operations to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions.  It is also a significant component in the Company’s incentive compensation plans. Adjusted income (loss) from operations is a useful measure for investors because it better reflects the Company’s underlying operating results, trends and the comparability of these results between periods.  The difference between adjusted income (loss) from operations and income (loss) from operations (the most comparable GAAP measure) consists of the impact of charges related to litigation settlements, restructuring costs, impairment charges and other income or charges that may mask the underlying operating results and/or business trends.  The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the Company’s reported operating income. This limitation is best addressed by using adjusted income (loss) from operations in combination with income (loss) from operations (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

Exhibit No.	Description

99.1

Consolidated and Combined Segment Results of Tyco Electronics Ltd. for the fiscal quarters ended December 26, 2008, September 26, 2008, June 27, 2008, March 28, 2008, and December 28, 2007, and for the fiscal years ended September 26, 2008 and September 28, 2007 (Unaudited)

99.2

Reconciliation of Non-GAAP financial measures to GAAP financial measures for Consolidated and Combined Adjusted Income (Loss) from Operations by Segment of Tyco Electronics Ltd. for the fiscal quarters ended December 26, 2008, September 26, 2008, June 27, 2008, March 28, 2008, and December 28, 2007, and for the fiscal years ended September 26, 2008 and September 28, 2007 (Unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TYCO ELECTRONICS LTD.
(Registrant)

By:	/s/ Terrence R. Curtin
Terrence R. Curtin
Executive Vice President and Chief Financial Officer

Date: April 27, 2009